Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Clinical trials	$ 8,067	$ 2,677
Research and development	6,854	6,948
General and administrative	8,853	10,314
Total operating expenses	23,774	19,939
Loss from operations	(23,774)	(19,939)
Other expense:
Interest expense	(3,723)	(1,852)
Litigation settlement	0	(1,730)
Other income	599	2,572
Total other expense	(3,124)	(1,010)
Net loss	(26,898)	(20,949)
Preferred Stock [Member]
Other expense:
Net loss	$ 0	$ 0
Net loss per share, basic and diluted (in dollars per share)	$ (1,116.47)	$ (1,103.73)
Weighted average shares outstanding, basic and diluted (in shares)	26,069	8,773
Common Stock [Member]
Other expense:
Net loss	$ 0	$ 0
Net loss per share, basic and diluted (in dollars per share)	$ (3.17)	$ (12.59)
Weighted average shares outstanding, basic and diluted (in shares)	1,460,883	1,097,630